                                                                    Exhibit 10.2

This instrument prepared by
and when recorded return to:
Audrey A. Ellis, Esq.
Bilzin Sumberg Dunn Price & Axelrod LLP
2500 First Union Financial Center
Miami, Florida 33131-2336

________________________________________________________________________________

                                          (Space Above For Recorder's Use Only)

                      NOTE AND DEED OF TRUST MODIFICATION
                            AND ASSUMPTION AGREEMENT
                            ------------------------
                                 (DLJ 1996-CF1)
                               (Loan No. 9690381)

          THIS AGREEMENT ("Agreement") dated as of ____________, 1998, is
                           ---------
entered into among LASALLE NATIONAL BANK, AS TRUSTEE FOR THE REGISTERED HOLDERS OF DLJ MORTGAGE ACCEPTANCE CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-CF1 ("Lender"), having an address at 135 LaSalle Street, Suite 1625,
                  ------
Chicago, Illinois 60603, Attn: Linda Wirfel; DLJ 1996-CF1; Loan No. 9690381; ATRIUM VENTURE, a California limited partnership, having an address at 4121-A Power Inn Road, Sacramento, California 95826, Attn.: Jeffrey A. Hallsten ("Original Borrower"); THE ATRIUM OF SAN JOSE LLC, a Delaware limited liability
  -----------------
company, having an address at c/o SELCO Service Corp. Keycorp Leasing, 54 State Street, Albany, NY 12207 ("New Borrower") and BROOKDALE LIVING COMMUNITIES OF
                            ------------
CALIFORNIA, INC., a Delaware corporation, having an address at 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601, Attn: Darryl W. Copeland, Jr. ("Tenant"). New Borrower's taxpayer identification number is 36-4174019.
  ------
Original Borrower and New Borrower are hereinafter sometimes collectively referred to as "Borrower Parties."
                ----------------

                             PRELIMINARY STATEMENT
                             ---------------------

          A. Original Borrower is the current owner of fee title to that certain real property (the "Land") and the buildings and improvements thereon
                            ----
and the personal property incidental thereto (the "Improvements"), commonly
                                                   ------------
known as the "The Atrium at San Jose" located in the County of Santa Clara, State of California, more particularly described in EXHIBIT "A" attached hereto and made a part hereof (the Land and the Improvements are hereinafter sometimes collectively referred to as the "Project").
                                 -------

     B.  Lender is the current owner and holder of a loan ("Loan") in the
                                                            ----
original principal amount of $18,400,000 evidenced by that certain Promissory Note dated January 15, 1996 (the Promissory Note, as same may be renewed, consolidated, replaced, extended, substituted, amended or otherwise modified, shall hereinafter be referred to as the "Note") made by Original Borrower in
                                         ----
favor of Column Financial, Inc., a Delaware corporation ("Original Lender") in
                                                          ---------------
the principal amount of $18,400,000 and secured by, among other things, (i) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of January 15, 1996 (the "Deed of Trust") made by Original
                                          -------------
Borrower in favor a trustee for the benefit of Original Lender and encumbering the Project, recorded on January 18, 1996 in Book P168 at Page 871 in the Official Records of Santa Clara County, California ("Records"); (ii) that
                                                     -------
certain Assignment of Leases and Rents dated as of January 15, 1996 ("Assignment
                                                                      ----------
of Rents") made by Original Borrower in favor of Original Lender, recorded on
--------
January 18, 1996 in Book P168 at Page 939 in the Records; (iii) those certain UCC-1 Financing Statements ("Financing Statements") reflecting Original
                             --------------------
Borrower, as Debtor and Original Lender, as Secured Party recorded on January 18, 1996 in Book P168 at Page 950 in the Records and filed on January 19, 1996 with the Office of the Secretary of State of California under File No. 96-02260434; (iv) that certain Hazardous Substances Indemnity Agreement dated as of January 15, 1996 ("Environmental Indemnity") made by Original Borrower, Jeffrey
                    -----------------------
A. Hallsten and H. James Griggs in favor of Original Lender; and (v) that certain Indemnity and Guaranty Agreement dated as of January 15, 1996 ("Guaranty") made by Jeffrey A. Hallsten and H. James Griggs in favor of
  --------
Original Lender.

     C. The Note, the Deed of Trust, the Assignment of Rents, the Financing Statements, the Environmental Indemnity, the Guaranty, and any and all other agreements, documents and instruments evidencing or securing the Loan referred to in or contemplated by the foregoing specifically enumerated documents shall hereinafter be collectively referred to as the "Loan Documents."
                                                --------------

     D. New Borrower desires to purchase the Project from Original Borrower and to assume the obligations of Original Borrower under the Loan Documents.

     E. New Borrower also desires to lease the entire Project to Tenant pursuant to the terms of that certain Lease Agreement (the "Lease") dated as of
                                                            -----
the date hereof between New Borrower, as Lessor-Owner and Tenant, as Lessee-Operator.

     F. In order to secure its obligations under the Lease, Tenant has executed and delivered to New Borrower, KCCI and SELCO a Pledge and Security Agreement (Cash, Cash Equivalents and Investment Property) dated of even date herewith (the "CD Pledge Agreement") pursuant to which Tenant pledged to New Borrower two
      -------------------
certificates of deposits each issued by Fleet National Bank in the aggregate amount of $6,900,000 (the "CDS") (the CDS, together with any replacements or
                           ---
substitutions thereof and any other collateral pledged pursuant to the CD Pledge Agreement, the "Supplemental Collateral").
                -----------------------

     G. In connection with the purchase of the Project by New Borrower, the 99% member of New Borrower, SELCO Service Corporation, an Ohio corporation ("SELCO")
                                                                         -----
will be obtaining a loan (the "A Investor Loan") from Healthcare Realty Trust
                               ---------------
Incorporated, a Maryland corporation ("Healthcare Realty") evidenced by a
                                       -----------------
promissory note (the "A Investor Note") made by SELCO in favor of Healthcare
                      ---------------
Realty and a loan (the "B Investor Loan") from Key Corporate Capital, Inc., a
                        ---------------
Michigan corporation ("KCCI") evidenced by a promissory note (the "B Investor
                       ----                                        ----------
Note") made by SELCO in favor of KCCI. The A Investor Loan and the B Investor
----
Loan shall be collectively referred to as the "Equity Loans."
                                               ------------

     H.  The A Investor Loan will be secured by a Pledge and Security
Agreement (the "Membership Interest and Stock Pledge Agreement") made by SELCO
                ----------------------------------------------
in favor of Healthcare Realty pursuant to which SELCO will pledge all of its membership interest (the "Pledged Interests") in New Borrower and all of its
                          -----------------
interest in the issued and outstanding stock (the "Pledged Stock") of The Atrium
                                                   -------------
at San Jose, Inc., the managing member ("Managing Member") of New Borrower to
                                         ---------------
Healthcare Realty. SELCO's entering into the Membership Interest and Stock Pledge Agreement is prohibited by the terms of the Deed of Trust without the consent of Lender.

     I. The B Investor Loan will be guaranteed by New Borrower pursuant to a non-recourse guaranty (the "Guaranty") from New Borrower in favor of SELCO and
                            --------
KCCI, which Guaranty is secured by a pledge and non-recourse assignment to KCCI and SELCO of all of New Borrower's right, title and interest in and to the CD Pledge Agreement and the Supplemental Collateral. The Guaranty is prohibited by the terms of Section 1.33 (d) of the Deed of Trust.

     J. The respective rights of SELCO, Healthcare Realty, KCCI and New Borrower with respect to the Equity Loans, the Pledged Interests, the Pledged Stock and the Supplemental Collateral are set forth in a Loan and Participation Agreement (the "Participation Agreement") entered into as of the date hereof
                -----------------------
among SELCO, Healthcare Realty, KCCI and  New Borrower.

     K. The A Investor Note, the B Investor Note, the Membership Interest and Stock Pledge Agreement, the Participation Agreement and the CD Pledge Agreement and any and all other agreements, documents and instruments evidencing, securing or in any manner relating to the Equity Loans shall hereinafter be collectively referred to as the "Equity Loan Documents."
                    ---------------------

     L. A sale of the Project to and the assumption of the Loan by a third party, the lease of the entire Project to Tenant by New Borrower and the granting by New Borrower in favor of Tenant of an option to purchase the Project or the interests of SELCO in New Borrower and Managing Member pursuant to the terms of the Lease, the Membership Interest and Stock Pledge Agreement and the Guaranty are all prohibited by the terms of the terms of the Deed of Trust without the consent or waiver of Lender.

     M. The Lender has agreed to consent to (i) Original Borrower selling the Project to New Borrower, (ii) New Borrower assuming all of Original Borrower's obligations under the Loan Documents, (iii) New Borrower entering into the Lease of the entire Project with Tenant and New

Borrower granting Tenant the option to purchase the Project or the interests of SELCO in New Borrower and Managing Member pursuant to the terms of the Lease,
(iv) the Membership Interests and Stock Pledge Agreement, and (v) New Borrower entering into the Guaranty (collectively, the "Requested Actions"), all on the
                                               -----------------
terms and conditions hereinafter set forth.

     In consideration of $10.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                       1
                                       -
                ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS
                -----------------------------------------------

     1.1  ORIGINAL BORROWER REPRESENTATIONS.  As a material inducement to Lender
          ---------------------------------
to enter into this Agreement and to consent to the Requested Actions, Original Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

          (a) Authority of Original Borrower.  Original Borrower is a duly
              ------------------------------
organized, validly existing limited partnership in good standing under the laws of the State of California. Congregate Communities Corporation, a California corporation is the only general partner of Original Borrower ("Original Borrower
                                                               -----------------
General Partner").  The execution, delivery, and performance of this Agreement
---------------
by Original Borrower has been duly and properly authorized pursuant to all requisite partnership action. Original Borrower General Partner acting alone without the joinder of any other partner of Original Borrower or any other party has the power and authority to execute this Agreement on behalf of Original Borrower and to duly bind Original Borrower under this Agreement. The execution, delivery and performance of this Agreement by Original Borrower does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower or the limited partnership agreement of Original Borrower or (ii) result in a breach or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower is a party or by which the Project may be bound or affected.

         (b) Authority of Original Borrower General Partner.  Original Borrower
             ----------------------------------------------
General Partner is a duly organized, validly existing corporation in good standing under the laws of the State of California. The execution and delivery of, and performance under, this Agreement by Original Borrower General Partner as general partner and on behalf of Original Borrower has been duly and properly authorized pursuant to all requisite corporate action. Jeffrey A. Hallsten, acting alone without the joinder of any other officer or director of Original Borrower General Partner has the power and authority to execute this Agreement on behalf of and to duly bind Original Borrower under this Agreement. The execution, delivery or performance of this Agreement by Original Borrower General Partner will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower General Partner or the articles of incorporation or by-laws of Original Borrower General Partner or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower General Partner is a party or by which the Project may be bound or affected.

          (c) Compliance with Laws.  Original Borrower has not received any
              --------------------
written notice from any governmental entity claiming that Original Borrower or the Project is not presently in compliance with any laws, ordinances, rules and regulations bearing upon the use and operation of the Project, including, without limitation, any notice relating to zoning laws or building codes or regulations.

          (d) Rent Roll.  The Rent Roll ("Rent Roll") attached hereto and made a
              ---------                   ---------
part hereof as EXHIBIT "B" is a true, complete and accurate summary of all tenant leases affecting the Project as of the date of this Agreement.

          (e) Title to Project and Legal Proceedings.  Original Borrower is the
              --------------------------------------
current owner of fee title in the Project. Except for the action pending against New Borrower and other parties in the Santa Clara Superior Court, styled

Fertig v. Floral Spectrum, Margie McMillan, individually and d/b/a Floral
-------------------------------------------------------------------------
Spectrum, Richard McMillan individually and d/b/a Floral Spectrum, The Atrium
-----------------------------------------------------------------------------
and Does 1 to 20 under Case No. CV769755 (the "Pending Action"), there are no
----------------                               --------------
pending or, to the best of Original Borrower's knowledge, threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Original Borrower or the Original Borrower General Partner or the Project, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the Project, or any rights thereto to any person or entity not disclosed in this Agreement, including, without limitation, any government or governmental agency.

          (f) Seismic Repair.  Original Borrower has completed all items of
              --------------
Seismic Repair work identified in the Report of Seismic Design Consultants, Inc. dated November 27, 1995 (Job Number 23-11-95-57). In connection with the foregoing, Original Lender has released and paid to and Original Borrower has received the $1,250.00 held back at the Loan closing for completion of such work.

     1.2  ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS OF NEW BORROWER.  As a
          ---------------------------------------------------------------
material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:

          (a) Authority of New Borrower.  New Borrower is a duly organized,
              -------------------------
validly existing limited liability company in good standing under the laws of the State of Delaware and is authorized to transact business under the laws of the State of California. The only members of Borrower are SELCO and the Managing Member. The execution and delivery of, and performance under, this Agreement by New Borrower has been duly and properly authorized pursuant to all requisite limited liability company action. The Managing Member, acting alone without the joinder of any other member or other officer or director of New Borrower or any other party has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents. Neither the execution, delivery or performance of this Agreement nor the performance under the Loan Documents by New Borrower will (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower or the limited liability company agreement of New Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower is a party or by which the Project may be bound or affected.

          (b) Authority of Managing Member.   Managing Member is a duly
              ----------------------------
organized, validly existing corporation in good standing under the laws of the State of Delaware. The execution and delivery of, and performance under, this Agreement by Managing Member and on behalf of New Borrower has been duly and properly authorized pursuant to all requisite corporate action.
________________ acting alone without the joinder of any other officer or director of Managing Member has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement. The execution, delivery or performance of this Agreement by Managing Member will not
(i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Managing Member or the articles of incorporation or by-laws of Managing Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Managing Member is a party or by which the Project may be bound or affected.

          (c) Pledge of Interests.  Except for SELCO's pledge of the Pledged
              -------------------
Interests and the Pledged Stock to Healthcare Realty, and except for the transfers described in Sections 3.3 and 3.4 hereof, neither SELCO nor the Managing Member has pledged, sold, conveyed or otherwise encumbered or transferred their membership interests in New Borrower or the stock of Managing Member and will not pledge, sell, convey or otherwise encumber or transfer their membership interest in New Borrower or the stock of Managing Member without the consent of Lender in accordance with and as required by Section 1.13 of the Deed of Trust.

          (d) Financial Statements.  The financial statements and other
              --------------------
information regarding SELCO and Healthcare Realty (collectively, the "Financial
                                                                      ---------
Statements") which have been previously delivered to Lender are true, complete
----------
and accurate in every material respect and accurately represent the financial condition of SELCO through March 31, 1998, and Healthcare Realty through the first quarter of 1998. There has not been any material adverse change to the financial condition of SELCO or Healthcare Realty between the dates of the Financial Statements and the date of this Agreement. SELCO, Healthcare Realty and New Borrower acknowledge that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes.

          (e) Assets of New Borrower.  The only assets of New Borrower are the
              ----------------------
Project, cash and the CDs pledged to it by Tenant described in and pursuant to the CD Pledge Agreement.

          (f) No Default.  Neither New Borrower nor SELCO is in default and
              ----------
neither New Borrower nor SELCO has received notice of default from Tenant under the Lease or from Healthcare Realty or KCCI under any of the Equity Loan Documents.

          (g) Bankruptcy.  New Borrower covenants and agrees that in the event
              ----------
the Project or any portion thereof or interest therein becomes the property of any bankruptcy estate or the subject of any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency law or laws providing relief for debtors, then Lender shall immediately become entitled, in addition to other relief to which Lender may be entitled under this Agreement, the Loan Documents, in equity or at law, and without further notice or action of any kind, to obtain
(i) an order from the bankruptcy court granting immediate relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code so as to permit Lender to foreclose upon the Project, and to exercise all other rights and remedies of Lender, under Loan Documents, this Agreement, in equity or at law, and (ii) an order from the bankruptcy court prohibiting New Borrower's use of all "cash collateral" (as defined in Section 363 of the Bankruptcy Code). In connection with such order for relief, New Borrower shall not allege or contend
(1) that the prior market value of the Project is more than the indebtedness outstanding under the Loan and evidenced and secured by the Loan Documents as of said date, and (2) that there is a reasonable likelihood of an effective reorganization.

          (h) New Borrower's Organizational Documents.   New Borrower is and
              ---------------------------------------
will remain in compliance with, and its organizational documents do not conflict with any of the requirements of Section 1.33 of the Deed of Trust. New Borrower is not and will not be in violation of any of the terms, covenants, conditions or other provisions of its organizational documents.

     1.3  ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS OF BORROWER PARTIES.
          -------------------------------------------------------------------
As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Original Borrower and to the knowledge of New Borrower (except as to Sections 1.3(a), 1.3(b) (relating to New Borrower only), as applicable, and 1.3(c) (relating to New Borrower only) which is not limited to New Borrower's knowledge), acknowledge, warrant, represent and agree to and with Lender as follows:

          (a) Indebtedness.  As of  May 5, 1998, the outstanding principal
              ------------
balance of the Loan which is being assumed by New Borrower is $18,035,397.88.
In addition, the following escrow and reserve balances are being held by Lender as of the date hereof: (i) a tax escrow balance of $0; (ii) an insurance escrow balance of $40,115.91; and (iii) a replacement reserve balance of $57,457.97. Original Borrower, New Borrower and Lender acknowledge and agree that Lender will continue to hold and disburse the escrow and reserve balances for the benefit of New Borrower in accordance with the terms of the Loan Documents. By its execution hereof, Lender represents and warrants that to Lender's actual knowledge, (i) the foregoing amounts are correct, (ii) the Loan is not in default, (iii) all interest and principal payments due under the Loan Documents through and including May 1, 1998 have been paid, and (iv) there are no written amendments to or modifications of the Loan Documents.

          (b) Loan Documents.  The Loan Documents constitute valid and legally
              --------------
binding obligations of Original Borrower and, from and after the date hereof are valid and legally binding obligations of New Borrower enforceable against New Borrower and the Project in accordance with their terms except as such enforceability may be affected by applicable bankruptcy or insolvency laws or laws affecting the enforcement of creditors' rights or remedies generally. Borrower Parties have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender's officers, directors, servicers or predecessors in interest with respect to (i) the Loan, (ii) the Loan Documents, (iii) the "secured indebtedness" or the "indebtedness secured hereby" (as such term is defined in the Deed of Trust),
(iv) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan, (v) the administration or funding of the Loan or (vi) the development, operation or financing of the Project. To the extent any of Borrower Parties would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action, Borrower Parties waive and relinquish them. New Borrower and by its execution hereof, Tenant, acknowledge that they have received copies of all of the Loan Documents. In addition, by its execution hereof, Tenant consents to New Borrower waiving and relinquishing any such defenses, setoffs, claims, counterclaims or causes of action.

          (c) Further Assurances.  Borrower Parties shall execute and deliver to
              ------------------
Lender such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by Lender to perfect and to maintain the perfection of Lender's security interest in and to the Project, and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

     1.4  ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS OF TENANT.  As a
          ---------------------------------------------------------
material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Tenant acknowledges, warrants, represents and agrees to and with Lender as follows:

          (a) Authority of Tenant.   Tenant is a duly organized, validly
              -------------------
existing corporation in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of California. The execution and delivery of, and performance under, this Agreement by Tenant has been duly and properly authorized pursuant to all requisite corporate action. Any of Mark Schulte, Darryl W. Copeland, Jr. or Craig Walczyk acting alone without the joinder of any other officer or director of Tenant has the power and authority to execute this Agreement on behalf of and to duly bind Tenant under this Agreement. The execution, delivery or performance of this Agreement by Tenant will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Tenant or the articles or certificate of incorporation or by-laws of Tenant or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Tenant is a party.

          (b) Compliance with Laws.  To Tenant's knowledge, all permits,
              --------------------
licenses or other evidences of authority to use and operate the Project as it is presently being operated and as contemplated by the Lease are current, valid and in full force and effect.

          (c) Lease.  The Lease is in full force and effect and enforceable in
              -----
accordance with its terms; neither Tenant nor, to Tenant's knowledge, New Borrower is in default in the observance or performance of any condition or agreement to be observed or performed by Tenant in advance; no Basic Rental or Additional Rent (as such terms are defined in the Lease) or any other sums due under the Lease have been waived, released, reduced, discounted or otherwise discharged or compromised by New Borrower; and Tenant has not received notice of any other assignment of New Borrower's interest in the Lease.

          (d) Payments of Basic Rental and Additional Rental.  Tenant agrees to
              ----------------------------------------------
timely pay and deliver to Lender (or its designee), without any offset, deduction, defense, abatement, diminution or counterclaim, all components of Basic Rental and any and all components of Additional Rental or any other sums due under the Lease which, by its terms, the Lease requires Tenant to pay directly to Lender, as "Senior Lender" under the Lease. In addition, upon the receipt by Tenant of a written notice (the "Rent Payment Notice") from Lender or
                                            -------------------
from a receiver for the Project that there has been a default which has not been cured during any applicable cure period under the Loan Documents notwithstanding notice to Tenant of such default, and that all components of Basic Rental and Additional Rental and all other payments due from Tenant under the Lease, including without limitation, the End of Term Adjustment, the Equity Rental, the Purchase Price, and the Termination Value are to be paid to Lender or to the receiver until the Loan has been paid in full, Lessee shall pay to Lender all of such sums, notwithstanding anything in the Equity Loan Documents or the Lease to the contrary or any contrary instruction, direction or assertion of New Borrower. New Borrower irrevocably directs and authorizes Tenant to comply with any Rent Payment Notice, and New Borrower releases and discharges Tenant from any liability to New Borrower, on account of such payments. After the Loan has been paid in full, Lender shall return any excess funds received from Tenant to New Borrower and the delivery by Lender to New Borrower of any such excess funds shall be deemed to be a full release of Lender by New Borrower. Neither the acceptance of the Basic Rental and the Additional Rental or any other payments due directly to Lender under the Lease nor the delivery by Lender or the receiver to Tenant of a Rent Payment Notice, or Tenant's compliance therewith shall operate to place responsibility for the control, care, management or repair of the Project upon Lender, nor for the performance of any of the terms and conditions of the Lease, nor shall it operate to make Lender responsible for any waste committed on the Project by the Tenant, any sub-tenant or any other party or for any dangerous or defective condition of the Project or for any negligence in the management, upkeep, repair or control of the Project.
Further, Lender's acceptance of any sums due under the Lease pursuant to the Rent Payment Notice or otherwise directly from Tenant shall not affect or otherwise diminish the indemnity or any other provisions set forth in the Assignment of Rents except to the extent such sums paid to Lender satisfy the obligations of New Borrower under the Loan Documents. Tenant shall be entitled to rely on any Rent Payment Notice. Tenant's compliance with a Rent Payment

Notice shall not be deemed to violate the Lease. Tenant shall be entitled to full credit under the Lease for any sums paid to Lender pursuant to a Rent Payment Notice to the same extent as if such sums were paid directly to New Borrower, as Owner under the Lease.

          (e) Assets of Tenant.  The only assets of Tenant are the right to use,
              ----------------
occupy, operate and purchase the Project pursuant to the Lease, cash and the CDs which Tenant has pledged to New Borrower pursuant to the CD Pledge Agreement.

          (f) No Default.  Tenant is not in default and has not received notice
              ----------
of default from New Borrower under the Lease, the CD Pledge Agreement or any of the other Equity Loan Documents.

          (g) Financial Statements.  The financial statements and other
              --------------------
information regarding Tenant's Parent (the "Parent Financial Statements") which
                                            ---------------------------
have been previously delivered to Lender are true, complete and accurate in every material respect and accurately represent the financial condition of Tenant's Parent through December 31, 1997. There has not been any material adverse change to the financial condition of Tenant or Tenant's Parent between the dates of the Parent Financial Statements and the date of this Agreement. Tenant, Tenant's Parent and New Borrower acknowledge that the Parent Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes.

          (h) Bankruptcy.  Tenant covenants and agrees that in the event the
              ----------
Project or any portion thereof or interest therein becomes the property of any bankruptcy estate or the subject of any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency law or laws providing relief for debtors, then Lender shall immediately become entitled, in addition to other relief to which Lender may be entitled under this Agreement, the Loan Documents, in equity or at law, and without further notice or action of any kind, to obtain
(i) an order from the bankruptcy court granting immediate relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code so as to permit Lender to foreclose upon the Project, and to exercise all other rights and remedies of Lender, under Loan Documents, this Agreement, in equity or at law, and (ii) an order from the bankruptcy court prohibiting Tenant's use of all "cash collateral" (as defined in Section 363 of the Bankruptcy Code). In connection with such order for relief, Tenant shall not allege or contend (1) that the prior market value of the Project is more than the indebtedness outstanding under the Loan and evidenced and secured by the Loan Documents as of said date, and (2) that there is a reasonable likelihood of an effective reorganization.

          (i) Title to Project and Legal Proceedings.  To the best of knowledge
              --------------------------------------
of Tenant, except for the Pending Action, there are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Tenant or the Project, or any pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the

Project, or any rights thereto to any person or entity not disclosed in this Agreement, including, without limitation, any government or governmental agency.

          (j) To Tenant's knowledge,  the Rent Roll ("Rent Roll") attached
                                                      ---------
hereto and made a part hereof as EXHIBIT "B" is a true, complete and accurate summary of all tenant leases affecting the Project as of the date of this Agreement.

     1.5  REAFFIRMATIONS.  Original Borrower reaffirms and, to the best of New
          --------------
Borrower's knowledge, New Borrower affirms and confirms the truth and accuracy of all representations and warranties set forth in Section 1.1 of the Deed of Trust as if made on the date hereof except for the representations made in
Section 1.1 (c) and 1.1 (o) of the Deed of Trust, which Original Borrower reaffirms is true and accurate as of the date made and not as of the date hereof. Original Borrower acknowledges and agrees that nothing contained in this Agreement, nor New Borrower's assumption of Original Borrower's obligations under the Loan Documents, shall release Original Borrower from the agreements, obligations, duties, liabilities, covenants and undertakings arising prior to the date upon which New Borrower acquires title to the Project and assumes the Loan pursuant to the terms of this Agreement.

                                       2
                                       -
                    COVENANTS OF BORROWER PARTIES AND TENANT
                    ----------------------------------------

     2.1  ASSUMPTION OF LOAN.  New Borrower hereby assumes the obligation to
          ------------------
pay the indebtedness due under the Loan and all of Original Borrower's other obligations, as grantor, trustor, mortgagor, borrower, indemnitor, guarantor, or maker, as the case may be, under the Loan Documents to the same extent as if New Borrower had signed such instruments, rather than Original Borrower. New Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents.

     2.2  LENDER'S COSTS FOR EQUITY LOANS.  New Borrower shall pay Lender,
          -------------------------------
within ten (10) days of demand, for all costs and expenses incurred by Lender during the term of the Loan, including without limitation, reasonable attorney's fees in connection with Lender's monitoring, reviewing, or interpreting and enforcing its rights under the Equity Loan Documents. Any sums due under this Section, together with any interest thereon if not timely paid, shall be secured by the Deed of Trust.

     2.3  ASSUMPTION FEE.  Simultaneously with the execution hereof, Tenant on
          --------------
behalf of New Borrower shall pay or cause to be paid to Lender an assumption fee equal to $7,500.

     2.4  CONSENT FEE  Simultaneously with the execution hereof, Borrower
          -----------
Parties and Tenant shall pay or cause to be paid to Lender a fee for Lender's consent to the Requested Actions equal to $180,353.98.

     2.5  RELEASE AND COVENANT NOT TO SUE - ORIGINAL BORROWER.  Original
          ---------------------------------------------------
Borrower, on behalf of itself and all of its heirs, successors and assigns, remise, release, acquit, satisfy and forever discharge Lender or any of Lender's predecessors in interest and any subsidiary or affiliate of Lender or any of Lender's predecessors in interest, and all of the past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to, Lennar Partners, Inc.), attorneys, representatives, participants, successors and assigns of Lender and Lender's predecessors in interest (collectively, "Lender Parties") from any and all manner of debts,
                         --------------
accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which Original Borrower now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, including, without limitation, matters arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the assumption of the Loan by New Borrower, (d) the consent by Lender to the Requested Actions, (e) the secured indebtedness described in the Loan Documents, (f) the Indebtedness described in Section 1.3 hereof, (g) any other agreement or transaction between any of Borrower Parties and any of Lender Parties, and (h) the Project or its development, financing and operation. Original Borrower for itself and all of its successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action arising through and including the date of this Agreement.

     As further consideration for the agreements herein contained, Original Borrower hereby agree, represent and warrant that the matters released in this Agreement are not limited to matters which are known or disclosed, and Original Borrower hereby waives any and all rights and benefits with respect to any matters arising out of or relating to matters arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the secured indebtedness described in the Loan Documents,
(d) the assumption of the Loan by New Borrower, (e) the consent by Lender to the Requested Actions, (f) the Indebtedness described in Section 1.3 hereof, (g) any other agreement or transaction between any of Borrower Parties and any of Lender Parties, and (h) the Project or its development, financing and operation which Original Borrower now has, or in the future may have conferred upon Original Borrower by virtue of the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     In this connection, Original Borrower hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to Original Borrower may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Original Borrower further agrees, represents and warrants that the release herein contained has been negotiated and agreed upon in light of that realization and that Original Borrower nevertheless hereby intends to release, discharge and acquit all parties so released from any such unknown claims.

     2.6  RELEASE AND COVENANT NOT TO SUE - NEW BORROWER AND TENANT.  New
          ---------------------------------------------------------
Borrower and Tenant, jointly and severally, on behalf of themselves and all of their respective heirs, successors and assigns, remise, release, acquit, satisfy and forever discharge Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, either now accrued or subsequently maturing (but only as to matters arising prior to or on the date of this Agreement), which New Borrower or Tenant now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, including, without limitation, matters arising out of or relating to (a) the Loan, including, but not limited to, its administration or funding, (b) the Loan Documents, (c) the assumption of the Loan by New Borrower, (d) the consent by Lender to the Requested Actions, (e) the secured indebtedness described in the Loan Documents,
(f) the Indebtedness described in Section 1.3 hereof, (g) any other agreement or transaction between any of Borrower Parties or Tenant and any of Lender Parties, and (h) the Project or its development, financing and operation. New Borrower and Tenant for themselves and all of their respective successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action arising through and including the date of this Agreement.

    2.7   ASSIGNMENT OF LEASES.  To the extent that Tenant has any right, title
          --------------------
or interest in, to or under any of the "Leases" or "Rents" described in the Assignment of Rents, Tenant, subject to the terms of the Assignment of Rents, hereby irrevocably, absolutely and unconditionally transfers, sells, assigns, pledges and conveys to Lender, its successors and assigns, all of Tenant's right, title and interest in, to or under any of such Leases or Rents. Tenant further agrees to comply with all of the terms and provisions of the Assignment of Rents as if it were the Assignor thereunder with the exception that Tenant shall be entitled to pay SELCO Basic Rent (as such term is defined in the Lease) under the Lease on a quarterly basis notwithstanding any provision in the Assignment of Rents to the contrary. New Borrower consents to the foregoing assignment by Tenant to Lender and acknowledges and agrees that notwithstanding such assignment by Tenant, New Borrower shall not be relieved of any of its obligations under the Assignment of Rents notwithstanding anything in the Assignment of Rents to the contrary.

     2.8  MANAGEMENT OF  PROJECT.   Tenant shall personally manage the Project
          ----------------------
in its own name and for its own account. Neither New Borrower nor Tenant has engaged and has no present intention of engaging any affiliate of New Borrower, Tenant or any third party to manage the Project for or on behalf of New Borrower or Tenant. New Borrower and Tenant further covenant and agree to comply with all terms and conditions of the Deed of Trust concerning the management of the Project, including without limitation the obligation to obtain Lender's consent to the management of the Project by any entity other than New Borrower or Tenant.

     2.9  PAYMENT OF TRANSACTION COSTS AND EXPENSES.  New Borrower shall have
          -----------------------------------------
paid or shall pay at the time of execution of this Agreement by Lender: (i) the Assumption Fee; (ii) the Consent Fee; (iii) the legal fees and disbursements of Lender's counsel, Bilzin Sumberg Dunn Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; (iv) all recording costs and documentary stamps, if any, due upon the recording of this Agreement; and (v) the costs of updating Lender's policy of title insuring the Deed of Trust to a current date and endorsing such policy to include this Agreement in the description of the Deed of Trust with no additional exceptions, or, at Lender's option, the cost of obtaining a new loan title policy acceptable to Lender insuring the Deed of Trust as affected by this Agreement.

                                       3
                                       -
                             ADDITIONAL PROVISIONS
                             ---------------------

     3.1  CONSENT OF LENDER.  Subject to the terms of this Agreement, Lender
          -----------------
hereby consents to the Requested Actions. Borrower Parties agree that this Agreement shall not be deemed an agreement by Lender to consent to any other transfer or conveyance of the Project or assumption of the Loan, or any other actions of New Borrower requiring Lender's consent under the terms of the Loan Documents.

     3.2  NOTICES OF DEFAULT.  Lender agrees to give Tenant a copy of any
          ------------------
notice of any default given to New Borrower under the Loan Documents and shall give Tenant the opportunity to cure such default within the applicable cure period, if any, set forth in the Loan Documents. Lender's agreement to give Tenant notice and the opportunity to cure any event of default under the Loan Documents should in no manner be deemed to create or extend any cure periods set forth in the Loan Documents.

     3.3  EQUITY LOANS.  In the event of a default under any of the Equity Loan
          ------------
Documents, the remedy for which entitles Healthcare Realty or an affiliate of Healthcare Realty (a "Healthcare Realty Affiliate") to acquire the Project or
                      ---------------------------
the Pledged Interests and the Pledged Stock or if for any other reason Healthcare Realty or a Healthcare Realty Affiliate acquires the Pledged Interests and/or Pledged Stock or the Project, provided the Loan is not in default, Lender shall consent to the transfer of the Project or of the Pledged Interests and the Pledged Stock to Healthcare Realty or a Healthcare Realty Affiliate provided the following terms and conditions are satisfied:

          (a) New Hazardous Substances Indemnity.  Healthcare Realty shall have
              ----------------------------------
executed and delivered to Lender a Hazardous Substances Indemnity Agreement in the form attached hereto as EXHIBIT "C";

          (b) New Indemnity and Guaranty.  Healthcare Realty shall have executed
              --------------------------
and delivered to Lender an Indemnity and Guaranty Agreement in the form attached hereto as EXHIBIT "D";

          (c) Assumption Agreement.  In the event a Healthcare Realty Affiliate
              --------------------
desires to acquire the Project, it shall have executed an assumption or similar agreement in substantially the same form as this Agreement assuming all obligations of New Borrower under the Loan Documents;

          (d) Financial Condition.  There shall not have been a material adverse
              -------------------
change to Healthcare Realty's financial condition between the dates of the Financial Statements delivered to Lender pursuant to Section 1.2(d) hereof and the date Healthcare Realty or a Healthcare Realty Affiliate acquires the Pledged Interests and the Pledged Stock or the Project;

          (e) Bankruptcy Remote Entity.  If a Healthcare Realty Affiliate
              ------------------------
desires to acquire the Project from New Borrower rather than the Pledged Interests and the Pledged Stock, the Healthcare Realty Affiliate shall be a single purpose, bankruptcy remote entity reasonably acceptable to Lender and meeting at least the same bankruptcy remote entity requirements of New Borrower and any reasonable additional bankruptcy remote entity requirements required by Lender at the time of transfer of the Project (a "Bankruptcy Remote Entity").
                                                  ------------------------
In addition, the Healthcare Realty Affiliate acquiring the Project shall have provided to Lender non-consolidation, authority and enforceability opinions issued by counsel reasonably acceptable to Lender containing substantially the same opinions contained in the non-consolidation, authority and enforceability opinions delivered to Lender in connection with the assumption of the Loan by New Borrower as contemplated hereby;

          (f) Assignment or Transfer Documents. Healthcare Realty or the
              ---------------------------------
Healthcare Realty Affiliate shall have delivered to Lender copies of all assignment or conveyance documents executed in connection with the transfer of the Pledged Interests and Pledged Stock from SELCO or the Project from New Borrower to Healthcare Realty or the Healthcare Realty Affiliate;

          (g) Title.  Healthcare Realty or the Healthcare Realty Affiliate shall
              ------
also have delivered to Lender such endorsements to its loan title policy as Lender may reasonably request reflecting the change of ownership of the Project and updating the effective date thereof to the date of the transfer of the Project, if applicable, or affirmatively insuring Lender that the transfer of the Pledged Interests and/or the Pledged Stock to Healthcare Realty or the Healthcare Realty Affiliate will not affect the validity, enforceability or priority of Lender's lien on the Project; and

          (h) Fees and Costs.  Lender shall have been paid a non-refundable
              --------------
transfer fee in an amount equal to all out-of-pocket costs and expenses, including without limitation, attorney's fees and costs (which fees and costs shall be payable whether or not the transfer of the Pledged

Interest and/or the Pledged Stock is consummated) incurred by Lender in connection with such transfer.

     3.4  TRANSFER OF PLEDGED INTERESTS AND PLEDGED STOCK TO TENANT.  Upon the
          ---------------------------------------------------------
the occurrence of any event under the Lease in which Tenant or an affiliate of Tenant or Tenant's Parent (a "Tenant Affiliate") is required or entitled and
                              ----------------
desires to acquire the Project or the Pledged Interests and the Pledged Stock, notwithstanding anything to the contrary in the Loan Documents, Lender shall consent to such transfer of the Project or the Pledged Interests and the Pledged Stock provided the following terms and conditions are satisfied:

          (a) Financial Condition.  There shall not have been a material adverse
              -------------------
change to the Tenant's Parent financial condition between the dates of the Parent Financial Statements delivered to Lender pursuant to Section 1.4(g) hereof and the date Tenant or a Tenant Affiliate acquires the Pledged Interests and the Pledged Stock or the date a Tenant Affiliate acquires the Project;

          (b) Assumption Agreement.  In the event Tenant or a Tenant Affiliate
              --------------------
acquires the Project, Tenant or a Tenant Affiliate shall have executed an assumption or similar agreement in substantially the same form as this Agreement assuming all obligations of New Borrower under the Loan Documents;

          (c) Bankruptcy Remote Entity.  In the event that Tenant or a Tenant
              ------------------------
Affiliate desires to acquire the Project from New Borrower, Tenant or a Tenant Affiliate shall be a Bankruptcy Remote Entity and shall cause to be delivered to Lender the legal opinions described in Section 3.3(e) hereof;

          (d) Assignment or Transfer Documents. Tenant or the Tenant Affiliate
              --------------------------------
shall have delivered to Lender copies of all assignment or conveyance documents executed in connection with the transfer of the Pledged Interests and Pledged Stock from SELCO or the Project from New Borrower to Tenant or the Tenant Affiliate;

          (e) Title.  Tenant or the Tenant Affiliate shall have also delivered
              -----
to Lender such endorsements to its loan title policy as Lender may reasonably request reflecting the change of ownership of the Project and updating the effective date thereof to the date of the transfer of the Project, if applicable, or affirmatively insuring Lender that the transfer of the Pledged Interests and/or the Pledged Stock to Tenant or the Tenant Affiliate will not affect the validity, enforceability or priority of Lender's lien on the Project; and

          (f) Fees and Costs.  Tenant shall have paid Lender a non-refundable
              --------------
transfer fee in an amount equal to all out-of-pocket costs and expenses, including without limitation, reasonable attorney's fees and costs (which fees and costs shall be payable whether or not the transfer of the Project or the Pledged Interests and the Pledged Stock to Tenant is consummated) incurred by Lender in connection with such transfer to Tenant.

          3.5  DEFINITION OF AFFILIATE.  For purposes of Sections 3.3 and 3.4 of
               -----------------------
this Agreement, the term "Affiliate" shall mean an entity wholly owned by Healthcare Realty, Tenant or Tenant's Parent, as applicable.

          3.6  MODIFICATIONS TO LOAN DOCUMENTS.  Section 1.33(d) of the Deed of
               -------------------------------
Trust is hereby modified to delete subparagraph (iii) thereof and Section 2.1(b) of the Deed of Trust is hereby amended to correct the reference from Section "1.15" to Section "1.13".

          3.7  SCRIVENOR'S ERROR IN LEGAL DESCRIPTION.  The parties acknowledge
               --------------------------------------
that the legal description attached to the Deed of Trust and all of the other Loan Documents contains a scrivenor's error. Therefore, Original Borrower, New Borrower and Lender hereby agree that the legal description attached hereto as EXHIBIT "A" is the correct legal description that should have been attached to the Deed of Trust and all of the other Loan Documents, and hereby modify the Deed of Trust and all of the other Loan Documents to substitute the legal description attached hereto as EXHIBIT "A" for the incorrect legal descriptions attached as the legal description exhibits to the Deed of Trust and all of the other Loan Documents. All references to the term "Land", "Property", "Real Estate", "Exhibit A" or any of the other legal description exhibits in the Deed of Trust or any of the other Loan Documents shall hereinafter mean and refer to the real property described in EXHIBIT "A" attached hereto and incorporated herein.

          3.8  ADDITIONAL DOCUMENTS.  Contemporaneously with the execution and
               --------------------
delivery of this Agreement and as a material inducement to Lender to enter into this Agreement, (a) New Borrower and Tenant shall have executed and delivered to Lender UCC-2 Statements of Change amending the Financing Statements for recording in the Records and in the Secretary of State of California to, among other things, add New Borrower and Tenant as additional debtors; (b) Tenant shall have executed and delivered to Lender a Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits in a form reasonably satisfactory to Lender and UCC Financing Statements related thereto; (c) Tenant and Tenant's Parent shall have executed and delivered to Lender an Indemnity and Guaranty Agreement (the "New Indemnity and Guaranty Agreement"; (d) New
                         ------------------------------------
Borrower, Tenant and Tenant's Parent shall have executed and delivered to Lender a Hazardous Substances Indemnity Agreement (the "New Hazardous Substances
                                                 ------------------------
Indemnity"); (e) Tenant shall have executed and delivered to Lender a UCC
---------
Financing Statement with respect to all of Tenant's right, title and interest in, to and under any Leases or Rents (as such terms are defined in the Assignment of Rents); (f) Tenant shall have executed and delivered to Lender a Certificate of Independent Director and a Certificate Regarding Standard Lease;
(g) New Borrower shall have caused each of the Indemnified Parties (as such term is defined in the Lease) to execute and deliver to Lender an Indemnity Priority Agreement regarding the relationship and priorities between the indemnities required by the Lease and the New Hazardous Substances Indemnity Agreement and the New Indemnity and Guaranty Agreement; (h) H. James Griggs and Jeffrey A. Hallsten shall have executed and delivered to Lender a Reaffirmation of Indemnity and Guaranty and Consent of Indemnitors; and (i) Original Borrower and
H. James Griggs and Jeffrey A. Hallsten shall have executed and delivered to Lender a Reaffirmation of Hazardous Substances Indemnity Agreement and Consent of Indemnitors.

          3.9   ALIENATION AND FURTHER ENCUMBRANCES.  For purposes of Section
                -----------------------------------
1.13 of the Deed of Trust, (a) the transfer, pledge or assignment of Tenant's interest in the Lease, (b) the transfer of the Pledged Interests or the Pledged Stock to any person or entity other than Healthcare Realty, a Healthcare Realty Affiliate, Tenant or a Tenant Affiliate, (c) the transfer of the Project to any person or entity other than a Bankruptcy Remote Entity wholly owned by Tenant, Tenant's Parent or Healthcare Realty pursuant to the terms of Sections 3.3 and
3.4 hereof, or (d) the transfer by New Borrower of its interest in the Leasehold Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the "Leasehold Deed of Trust") dated as of the date hereof given by Tenant, as
 -----------------------
Trustor in favor of New Borrower, as Beneficiary shall all be deemed a transfer of an interest in or of the Project which shall be prohibited without Lender's consent as provided in said Section 1.13. Notwithstanding the foregoing, Tenant may transfer the Tenant's interest in the Lease to a Tenant Affiliate provided such Tenant Affiliate is a Bankruptcy Remote Entity and assumes Tenant's obligations under the Lease and this Agreement and executes any and all documents reasonably requested by Lender to effectuate such assumption.

          3.10  DEFINED TERMS IN LOAN DOCUMENTS.  New Borrower agrees that from
                -------------------------------
and after the date hereof, that the term "Rents and Profits" as used in the Deed of Trust and the term "Leases" as used in the Assignment of Rents shall include, but not be limited to, the Lease and that the term "Rents" as used in the Assignment of Rents shall include, but not be limited to, all components of Basic Rental, Additional Rental, the End of Term Adjustment, the Purchase Price, the Termination Value, Equity Rental or Equity Rent (as either of such terms are defined in the Lease) and any other amounts which are payable by Tenant under the Lease. In addition, all references to the term "Loan Documents" in the Deed of Trust and the Assignment of Rents shall hereinafter mean and refer to (i) all of the Loan Documents described therein; (ii) this Agreement; and
(iii) any and all other documents executed in connection with this Agreement.

          New Borrower agrees that the term Property, as used in the Deed of Trust, includes all of New Borrower's right, title and interest in, to and under the Assigned Contracts and Permits, as such term is defined in that certain Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits (the "Collateral Assignment") dated as the date hereof given by
                  ---------------------
Tenant in favor of New Borrower.

          3.11  OBLIGATIONS UNDER LOAN DOCUMENTS.  New Borrower and Tenant
                --------------------------------
acknowledge and agree that Tenant's agreement to perform on New Borrower's behalf, New Borrower's obligations under the Loan Documents, shall not relieve New Borrower from any liability to perform such obligations, and Tenant's or New Borrower's failure to timely and fully perform such obligations shall constitute a default under the Loan Documents.

          3.12  SECURITY AGREEMENT FROM TENANT AS TO PROPERTY IN DEED OF TRUST.
                --------------------------------------------------------------
As a material inducement to Lender to consent to the New Borrower entering into the Lease with Tenant, Tenant hereby irrevocably grants, transfers, conveys and assigns to Lender IN TRUST WITH POWER OF SALE, for the benefit and security of Lender, as Beneficiary thereunder, under and subject to the terms and conditions set forth in the Deed of Trust all of Tenant's right, title and interest in, to and under any of the "Property" described in Deed of Trust, including the Assigned Contracts and Permits, as such term is defined in the Collateral Assignment. In order to perfect Lender's security interest in and to such "Property," including any replacements or proceeds thereof, Tenant is simultaneously herewith executing and delivering to Lender UCC-2 Financing Statements of Change amending the existing Financing Statements to add Tenant as additional debtor and to add the Assigned Contracts and Permits to the description of the collateral.

          3.13  CONSENT OF TENANT TO MODIFICATION OF LOAN DOCUMENTS  So long as
                ---------------------------------------------------
the Lease has not been terminated and there is no event of default thereunder, Lender and New Borrower agree that they will not amend or modify any of the Loan Documents without first obtaining Tenant's prior written consent.

          3.14  FINANCIAL STATEMENTS.  Notwithstanding New Borrower's obligation
                --------------------
to deliver audited financial statements as set forth in Section 1.18(d) of the Deed of Trust, so long as the Lease remains in effect, New Borrower shall not be required to provide such audited financial statements provided that Tenant provides such audited financial statements on itself and further delivers all other financial statements required by and otherwise complies with the terms of
Section 1.18 of the Deed of Trust.

                In addition to the financial statements required under Section
1.18 of the Deed of Trust, on an annual basis, New Borrower shall cause SELCO and Healthcare Realty, and Tenant shall cause Tenant's Parent to deliver to Lender an annual report and the same type of financial statements for the then current year that were delivered to Lender in connection with this Agreement.

          3.15  LENDER'S CONSENT TO REQUESTED ACTIONS.  Lender's consent to the
                -------------------------------------
Requested Actions should in no manner be deemed to (a) waive any rights Lender has to consent to any matters in the Lease or in any of the Equity Loan Documents that require its consent under the Loan Documents unless Lender has specifically given its consent to any such matters in this Agreement, or (b) change the standards of Lender's consent as set forth in the Loan Documents or
(c) waive or modify any of other covenants, conditions, terms, or provision of the Loan Documents unless such modification is specifically set forth herein.

          3.16  LEASEHOLD DEED OF TRUST.  Tenant and New Borrower agree not to
                -----------------------
amend or modify the Leasehold Deed of Trust without first obtaining the prior written consent of Senior Lender.

                                       4
                                       -
                           MISCELLANEOUS PROVISIONS
                           ------------------------

          4.1  NO LIMITATION OF REMEDIES.  No right, power or remedy conferred
               -------------------------
upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

          4.2  NO WAIVERS.  Except as otherwise expressly set forth in this
               ----------
Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party's rights under this Agreement without invalidating this Agreement.

          4.3  SUCCESSORS OR ASSIGNS.  Whenever any party is named or referred
               ---------------------
to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

          4.4  CONSTRUCTION OF AGREEMENT.  Each party hereto acknowledges that
               -------------------------
it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower Parties at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement.
Borrower Parties have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represent the final and sole agreement of the parties with respect to the subject matters. All of the terms of this Agreement were negotiated at arm's length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower Parties.

          4.5  INVALID PROVISION TO AFFECT NO OTHERS.  If, from any
               -------------------------------------
circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled
                                   ---- -----
shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

          4.6  NOTICES.  Except as otherwise specifically provided to the
               -------
contrary, any and all notices, elections, approvals, consents, demands, requests and responses ("Communications") permitted or required to be given under this
                --------------
Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or overnight courier service (such as Federal Express), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided above:

                                LaSalle National Bank, as Trustee
                                c/o Mellon Mortgage Company
                                1422 Euclid Avenue, Suite 900
                                Cleveland, OH 44115-2092
                                Attn:  Mary Ann Forbes and Pep Llinas
                                Loan Number: DLJ1996-CF1; 9690381

                                With a copy to:

                                Bilzin Sumberg Dunn Price & Axelrod LLP
                                2500 First Union Financial Center
                                Miami, Florida 33131-2336
                                Attn:  Audrey A. Ellis, Esq.

and, if given to Original Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:

                                Atrium Venture
                                c/o The Atrium at San Jose
                                4121-A Power Inn Road
                                Sacramento, California 95826
                                Attn: Jeffrey A. Hallsten

                                With a copy to:


                                Calfee & Young
                                611 North Street
                                Woodland, California 95695-3237
                                Attn: Christopher J. Konwinski, Esq.

and, if given to New Borrower, must be addressed as follows, subject to change as provided above:

                                The Atrium of San Jose LLC
                                c/o SELCO Service Corporation
                                Keycorp. Leasing
                                54 State Street
                                Albany, New York 12207
                                Telephone No.:________________
                                Facsimile No.:_________________

                                            and

                                With a copy to:

                                Tenant at the address set forth below

and if given to Tenant, must be addressed as follows, subject to change as provided above:

                                Brookdale Living Communities of California, Inc. 77 West Wacker Drive
                                Suite 4400
                                Chicago, Illinois 60601
                                Attn: Robert J. Rudnik
                                Telephone No.: (312) 977-3760
                                Facsimile No.: (312) 977-3669

                                With a copy to:

                                Burke, Warren, MacKay & Serritella, P.C.
                                330 N. Wabash Avenue, 22nd Floor
                                Chicago, Illinois 60601
                                Attn: Douglas E. Wambach, Esq.

          4.7  GOVERNING LAW.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California.

          4.8  HEADINGS; EXHIBITS.  The headings of the articles, sections and
               ------------------
subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

          4.9  MODIFICATIONS.  The terms of this Agreement may not be changed,
               -------------
modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

          4.10 TIME OF ESSENCE; CONSENTS.  Time is of the essence of this
               -------------------------
Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.

          4.11 NONRECOURSE.  Any provision of this Agreement or the Loan
               -----------
Documents to the contrary notwithstanding, the liability of New Borrower hereunder, if any, shall be satisfied solely from the assets of New Borrower, including the Project, but not from New Borrower's rights to the CDs or the CD Pledge Agreement and any other collateral pledged thereunder. No recourse under or upon any representation, warranty, obligation covenant or agreement contained herein or for any claim based herein or in respect hereto shall be had against any past, present or future member, manager, stockholder, director, officer, employee, attorney, administrator, trustee or agent, as such, of New Borrower or the Managing Member of New Borrower or any of their respective assets or properties unless such claim is based on the fraud, gross negligence or willful misconduct of such party.

          Furthermore, Lender acknowledges and agrees that it shall have no right, interest (including security interest or lien) or claim to the CDs or New Borrower's rights under the CD Pledge Agreement, it being understood that KCCI and SELCO have each relied upon the pledge to KCCI and SELCO of the CDs by Tenant and New Borrower and the other collateral pledged under the CD Pledge Agreement in KCCI making a loan to SELCO and SELCO using the proceeds of such loan, plus additional equity money provided by SELCO in making an equity contribution to New Borrower.

          4.12  COUNTERPARTS.  This Agreement may be executed in multiple
                ------------
counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

          4.13  JURISDICTION; WAIVER OF TRIAL BY JURY.  TENANT AND BORROWER
                -------------------------------------
PARTIES, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN SANTA CLARA COUNTY, CALIFORNIA, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREE THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). BORROWER PARTIES AND TENANT FURTHER CONSENT AND AGREE TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWER PARTIES OR TENANT AT THE ADDRESSES FOR NOTICES DESCRIBED IN SECTION 4.6 HEREOF, AND CONSENT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

          (b) LENDER, TENANT AND BORROWER PARTIES, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FOREGO THE RIGHT TO A TRAIL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED BY THE LOAN DOCUMENTS OR ANY CONDUCT, ACT OR OMISSION OF LENDER, BORROWER PARTIES, OR TENANT OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER, BORROWER PARTIES, OR TENANT IN EACH OR THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     The parties have executed and delivered this Agreement as of the day and year first above written.

Signed, sealed and delivered            LENDER:
                                        ------
in the presence of:
                                        LASALLE NATIONAL BANK, AS
                                        TRUSTEE FOR THE REGISTERED
______________________________          HOLDERS OF DLJ MORTGAGE
Print witness name:___________          ACCEPTANCE CORP., COMMERCIAL
                                        MORTGAGE PASS-THROUGH CERTIFICATES,
                                        SERIES 1996-CF1

                                        By:   Lennar Partners, Inc.,
                                              as attorney-in-fact


Sign:_________________________                By:___________________(SEAL)
Print witness name:_____________              Name: _____________________
                                              Title:  Vice President

STATE OF FLORIDA      )
                      ) SS.:
COUNTY OF MIAMI-DADE  )

          The foregoing instrument was acknowledged before me this ___ day of ________, 1998, by _________________, as Vice President of Lennar Partners, Inc., a Florida corporation, on behalf of said corporation as attorney-in-fact for LASALLE NATIONAL BANK, AS TRUSTEE FOR THE REGISTERED HOLDERS OF DLJ MORTGAGE ACCEPTANCE CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-CF1. He is personally known to me or has produced a __________ driver's license as identification.

                              Sign Name:_____________________________
                              Print Name:_____________________________
My Commission Expires:                                NOTARY PUBLIC
                              Serial No. (none, if blank): ______________

                                    ORIGINAL BORROWER:
                                    -----------------

Signed, sealed and delivered        ATRIUM VENTURE, a California limited
in the presence of:                 partnership

____________________________        By: Congregate Communities Corporation,
Print Name:_________________            a California corporation, its General
                                        Partner


Sign:_______________________            By: __________________________(SEAL)
Print Name: _________________           Name:______________________________
                                        Title:_____________________________


STATE OF CALIFORNIA  )
                     ) SS.:
COUNTY OF ________   )

          On ____________, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________ known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                              ________________________________________________
                              Notary Public in and for the State of California

                                    NEW BORROWER:
                                    ------------

Signed, sealed and delivered        THE ATRIUM OF SAN JOSE LLC,
in the presence of:                 a Delaware limited liability company,


Sign:_______________________        By: The Atrium of San Jose, Inc.,
Print Name:_________________            a Delaware corporation, its Managing
                                        Member


                                        By:__________________________
Name:_______________________            Sign:________________________
Title:______________________            Print Name: _________________


STATE OF _________  )
                    ) SS.:
COUNTY OF ________  )

     On _________, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________ known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              _______________________________________________
                              Notary Public in and for the State of California

                                    TENANT:
                                    ------

Signed, sealed and delivered        BROOKDALE LIVING COMMUNITIES OF
in the presence of:                 CALIFORNIA, INC., a Delaware corporation


Sign:_______________________
Print Name:__________________

                                    By:______________________________
Sign:_______________________        Name:____________________________
Print Name: _________________       Title:___________________________



STATE OF ILLINOIS   )
                    ) SS.:
COUNTY OF COOK      )

     On _________, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________ known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              ______________________________________________
                              Notary Public in and for the State of Illinois

                                  EXHIBIT "A"
                                  -----------

                               LEGAL DESCRIPTION
                               -----------------

                                  EXHIBIT "B"

                                   RENT ROLL



          THIS PAGE LEFT INTENTIONALLY BLANK FOR RECORDING PURPOSES.

                                  EXHIBIT "C"

               HEALTHCARE REALTY HAZARDOUS SUBSTANCES INDEMNITY

                                  EXHIBIT "D"

              HEALTHCARE REALTY INDEMNITY AND GUARANTY AGREEMENT

                         JOINDER BY HEALTHCARE REALTY,
                      TENANT'S PARENT AND MANAGING MEMBER

          The undersigned, Healthcare Realty Trust Incorporated, a Maryland corporation (the "Healthcare Realty"), Brookdale Living Communities, Inc., a
                  -----------------
Delaware  corporation ("Tenant's Parent"), and The Atrium of San Jose, Inc., a
                        ---------------
Delaware corporation ("Managing Member") hereby join in the foregoing Note and
                       ---------------
Deed of Trust Assumption Agreement as of the date thereof (the "Assumption
                                                                ----------
Agreement") for the sole purpose of confirming, as applicable (i) the truth and
---------
correctness of the representations made to Lender in Section 1.2(d) (as to Healthcare Realty only); Section 1.4(d) (as to Tenant's Parent); and Sections 1.2(b) and 1.2(c) (as to Managing Member).

          In addition, Healthcare Realty agrees to give Lender notice of any defaults under any of the Equity Loan Documents to which it is a party that, if not cured, may result in a transfer of the Pledged Interests or the Pledged Stock to Healthcare Realty, Tenant or otherwise.


                                    HEALTHCARE REALTY TRUST

                                    By:__________________________
                                    Name:________________________
                                    Title:_______________________



STATE OF ________________ )
                          ) SS.:
COUNTY OF _______________ )

     On _________, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________ known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ______________________________________
                                        Notary Public in and for the State of

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                   BROOKDALE LIVING COMMUNITIES, INC,
                                   a Delaware corporation


                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________



STATE OF ___________ )
                     ) SS.:
COUNTY OF __________ )

     On _________, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________ known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                              ______________________________________________
                              Notary Public in and for the State of Illinois


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                              THE ATRIUM OF SAN JOSE, INC.
                              a Delaware corporation

                              By:____________________________
                              Name:__________________________
                              Title:_________________________



STATE OF ___________ )
                     ) SS.:
COUNTY OF __________ )

     On _________, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared _______________________ known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        ______________________________________
                                        Notary Public in and for the State of